UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2010

AVALONBAY COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Commission file number 1-12672

Maryland	77-0404318
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

Ballston Tower

671 N. Glebe Rd, Suite 800

Arlington, Virginia 22203

(Address of principal executive offices)(Zip code)

(703) 329-6300

(Registrant’s telephone number, including area code)

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the commencement of a “continuous equity” offering under which AvalonBay Communities, Inc. (the “Company”) may sell up to an aggregate amount of $500,000,000 of shares of its common stock (the “Shares”) from time to time during a three-year period in “at the market” offerings (the “Offering”), the Company filed today with the Securities and Exchange Commission (the “SEC”) a prospectus supplement dated November 5, 2010 (the “Prospectus Supplement”).  The Company may sell the Shares in amounts and at times to be determined by the Company from time to time, but has no obligation to sell any of the Shares in the Offering.  Actual sales will depend on a variety of factors to be determined by the Company from time to time, including (among others) market conditions, the trading price of the Company’s common stock and determinations by the Company of the appropriate sources of funding for the Company.

The Offering will occur pursuant to three separate sales agency financing agreements (individually, a “Sales Agreement” and together, the “Sales Agreements”) entered into by the Company with each of Morgan Stanley & Co. Incorporated, J.P. Morgan Securities LLC, and Wells Fargo Securities, LLC, as agents for the offer and sale of the Shares (individually, a “Sales Agent” and together, the “Sales Agents”).  Each Sales Agreement has a three-year term and provides that the Company may offer and sell from time to time pursuant to the Sales Agreements up to a combined total of $500,000,000 of shares of its common stock during such three-year term through the Sales Agents. The Sales Agreements provide that each Sales Agent will be entitled to compensation as provided under the terms of the relevant Sales Agreement.

Sales of the Shares, if any, under the Sales Agreements may be made in transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange, as well as in negotiated or other transactions described in the Prospectus Supplement.   The Company has no obligation to sell any of the Shares in the Offering, and may at any time suspend solicitation and offers under the sales agency financing agreements or terminate the sales agency financing agreements.

The Shares will be issued pursuant to the Prospectus Supplement and the Company’s automatic shelf registration statement on Form S-3 (File No. 333-157627) filed on March 2, 2009 with the SEC.  Copies of the prospectus supplement may be obtained by contacting the Company at the address on the cover page of this Current Report on Form 8-K.  This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration of qualification under the securities laws of any such state.

The Sales Agreements are filed as Exhibits 1.1, 1.2 and 1.3 to this Current Report.  The description of the Sales Agreements does not purport to be complete and is qualified in its entirety by reference to the Sales Agreements filed herewith as exhibits to the Current Report.

ITEM 9.01             Financial Statements and Exhibits

(d)           Exhibits.

Exhibit Number	Description
1.1	Sales Agency Financing Agreement, dated November 5, 2010, by and between AvalonBay Communities, Inc. and Morgan Stanley & Co. Incorporated.

1.2	Sales Agency Financing Agreement, dated November 5, 2010, by and between AvalonBay Communities, Inc. and J.P. Morgan Securities LLC.

1.3	Sales Agency Financing Agreement, dated November 5, 2010, by and between AvalonBay Communities, Inc. and Wells Fargo Securities, LLC.

5.1	Opinion of Goodwin Procter LLP regarding the legality of the shares offered.

8.1	Opinion of Goodwin Procter LLP regarding certain tax matters.

23.1	Consent of Goodwin Procter LLP (included in 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

AVALONBAY COMMUNITIES, INC.

Dated: November 5, 2010	By:	/s/ Thomas J. Sargeant
Thomas J. Sargeant
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
1.1	Sales Agency Financing Agreement, dated November 5, 2010, by and between AvalonBay Communities, Inc. and Morgan Stanley & Co. Incorporated.

1.2	Sales Agency Financing Agreement, dated November 5, 2010, 2010, by and between AvalonBay Communities, Inc. and J.P. Morgan Securities LLC.

1.3	Sales Agency Financing Agreement, dated November 5, 2010, 2010, by and between AvalonBay Communities, Inc. and Wells Fargo Securities, LLC.

5.1	Opinion of Goodwin Procter LLP regarding the legality of the shares offered.

8.1	Opinion of Goodwin Procter LLP regarding certain tax matters.

23.1	Consent of Goodwin Procter LLP (included in 5.1).